UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023 (April 14, 2023)

ACCRETION ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40940	86-2332228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Saint Paul, Suite 502

Denver, Colorado 80206

(Address of Principal Executive Offices) (Zip Code)

(720) 328-5070

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination, and one-half of one redeemable warrant	ENERU	The Nasdaq Stock Market LLC

Common Stock, par value $0.001 per share	ENER	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination	ENERR	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ENERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 14, 2023, Accretion Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, a total of 19,649,531 shares of the Company’s common stock (the “Common Stock”), or 75.59% of outstanding shares, were represented (either in person or by proxy).

The stockholders voted on two proposals at the Meeting. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2023. The final voting results for each of the proposals submitted to a stockholder vote at the Meeting are set forth below.

PROPOSAL 1 — Extension Amendment Proposal. The Company’s stockholders approved, the amendment of the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination, based on the following voting results:

For	Against	Abstain
18,155,367	1,494,164	0

PROPOSAL 2 — Adjournment Proposal. The Company’s stockholders approved, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there were insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting or at the time of the Meeting to approve the Extension Amendment Proposal, based on the following voting results:

For	Against	Abstain
18,019,547	1,629,984	0

Because there were sufficient proxies to approve the Extension Amendment Proposal, no proposal to adjourn the Meeting was made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2023

ACCRETION ACQUISITION CORP.

By:	/s/ Brad Morse
Name:	Brad Morse
Title:	Chief Executive Officer